Exhibit 99.2

March 2007 4th Quarter 2006 Review

Management Participants Doug Miller Chairman and CEO Steve Smith Vice Chairman and President Doug Ramsey Vice President and CFO Hal Hickey Vice President and COO Mark Wilson Vice President and CAO Paul Rudnicki Vice President

Agenda Introduction Doug Miller Forward-looking statement Doug Ramsey Highlights Doug Miller Financial Review Steve Smith Doug Ramsey Mark Wilson Operational Review Hal Hickey Questions and Answers All Management Participants

Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • future capital requirements and availability of financing; • estimates of reserves; • geological concentration of our reserves; • risks associated with drilling and operating wells; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves; • cash flow and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • competition; • litigation; • general economic conditions; • governmental regulations; • receipt of amounts owed to us by purchasers of our production and counterparties to our commodity price risk management contracts; • hedging decisions, including whether or not to enter into derivative financial instruments; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire

Forward Looking Statements (continued) We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Report on Form 10-K for the year ended December 31, 2006. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable,” “possible” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers.

EXCO Resources, Inc. 2006 Highlights (1) Net income (loss) from continuing operations. (2) Cash flow from operations before changes in working capital. (3) Non-GAAP measures, please see tables on slides 33 - 37 for reconciliations to most comparable GAAP measures 4 th Quarter Twelve Months (In millions, except for production and per share data) 2005 2006 Non - GAAP Combined 2005 2006 Oil and natural gas revenues $ 71.4 $ 121.1 $ 202.9 Net income (loss) (1) $ (46.9) $ (1.0) $ (120.9) - diluted $ (0.01) $ 1.41 Operating cash flow (2) (3) $ 9.5 $ 55.2 $ (53.3) 206.4 - diluted $ 0.52 $ 2 . 10 Adjusted EBITDA (3) $ 38.3 $ 97.6 $ 12 8 . 9 Average production – Mmcfe/d 65. 3 199 .0 64.5 135.9 $ 286.7 Per share $ Per share $ 139.0 $ 355.8

2006 Financial Review

(1) Excludes $52,602 of derivative termination expense in Q1 2005. (2) Excludes $46,302 and $4,105 of stock based compensation expense for Q4 2005 and Q4 2006 and $46,302 and $6,532 for combined 2005 and full year 2006. (3) Non-GAAP measures, please see tables on slides 33 - 37 for reconciliations to most comparable GAAP measures. EXCO Resources, Inc. Operating Results Year - to - Year Change 4 th Quarter Twelve Months 4 th Quarter Twelve Months (In thousands) 2005 2006 Non - GAAP Combined 2005 2006 Amount Percent Amount Percent Revenues and other income: Oil $6,806 $16,778 $26,194 $57,043 $9,972 147% $30,849 118% Natural gas 64,607 104,368 176,688 298,737 39,761 62% 122,049 69% Other Income 2,423 1,4 3 3 9,470 5,005 (990) - 41% (4,465) - 47% Cash settlement on derivatives (1) (22,210) 18,272 (32,450) 29,423 40,482 182% 61 ,873 191% $ 51,626 $ 140,8 5 1 $ 179 ,902 $ 390,2 08 $ 89,22 5 173% $ 21 0 ,3 06 1 1 7 % Costs and expenses: Operating costs 5,592 18,755 20,066 46,534 13,163 235% 26,468 132% Production taxes 3,535 8,17 7 11,040 22,340 4,642 131% 11,300 102% $ 9,127 $ 26,93 2 $ 31,106 $ 68,874 $ 17,805 195% $ 37,768 121% General and administrative (2) 4,22 1 16,2 72 19 ,891 34,67 4 12,051 286% 1 4 ,783 74 % expenses $ 13,348 $ 43, 204 $ 50 ,997 $ 103,54 8 $ 29,856 22 4% $ 52 ,551 103 % Adjusted EBITDA (3) $ 38,278 $97,64 7 $ 128,905 $286,66 0 $ 59,369 155% $ 157,755 122 % Total costs and Total production costs Total revenues

EXCO Resources, Inc. Unit Operating Statistics (1) Does not include the effects of derivative financial instruments. Year - to - Year Change 4 th Quarter Twelve Months 4 th Quarter Twelve Months (In thousands , except per unit amounts ) 2005 2006 Non - GAAP Combined 2005 2006 Amount Percent Amount Percent Production volumes: Oil - Mbbls 11 9 304 491 916 185 155% 425 87% Gas - M mcf 5,292 16,486 20,602 44,123 11,194 212% 23,521 114% Total - Mmcfe 6, 006 18,310 23,548 49,619 12,304 205% 26,071 111% Realized pricing (1) : Oil per Bbl $57.18 $55.19 $53.35 $ 62.27 $(1.99) - 3% $ 8.92 1 7 % Gas per Mcf 12.21 6.33 8.58 6.77 (5.89) - 48% (1. 81 ) - 21 % Per Mcfe 11.89 6.62 8.62 7.17 (5.27) - 44% (1. 45 ) - 17 % Production costs per Mcfe: Operating costs $0.93 $1.02 $0.85 $0.94 $0.09 10% $0.0 9 11 % Pr oduction taxes 0.59 0.45 0.47 0.45 (0.14) - 24% (0.02) - 4% Total production costs 1.52 1.47 1.32 1.39 (0.05) - 3% 0.0 7 5 % Cash operating margin $10.37 $5.15 $7.30 $5.78 $(5.22) - 50% $(1.52) - 21% Effects of cash settlements of derivatives (3.70) 1.00 (1.38) 0.59 4.70 n/a 1.97 n/a Net cash operating margin $ 6.67 $ 6.15 $ 5.92 $ 6.37 $ (0.52) - 8% $ 0.45 8%

EXCO Resources, Inc. Liquidity and Financial Position (1) Includes $80.0 million as of 12/31/06 and $123.0 million as of 3/9/07 of earnest money deposits for pending acquisitions. Excludes unamortized discount. Excludes unamortized bond premium. (In thousands) December 31, 2006 March 9, 2007 Cash $22 , 822 $ 167,383 Debt: Bank debt (1) $982,500 $ 1,065,500 Second lien (2) 650,000 650,000 Senior notes (3) 444,720 444,720 2,077,220 $ 2,160,220 Shareholders' e quity 1,179 , 850 $3,257,070 Debt to total capitalization 64 % Borrowing base $1,350 ,000 $1,350 ,000 Unused borrowing base $367 , 5 00 $ 284,500 Total capitalization Total debt

EXCO Resources, Inc. Liquidity and Financial Position (1) Includes $123.0 million as of 3/9/07 of earnest money deposits for pending acquisitions. Excludes unamortized discount. Excludes unamortized bond premium. As of March 9, 2007 (In thousands) EXCO Resources EXCO Partners Total Debt: Bank debt (1) $40 7 ,000 $658,500 $1,065,500 Second lien (2) - 650,000 650,000 Senior notes (3) 444,720 - 444,720 $ 851 ,720 $ 1,308,500 $ 2,1 60,220 Borrowing base $ 600 ,000 $ 750 ,000 $ 1,350 ,000 Unused borrowing base $ 193 ,000 $ 91 , 5 00 $ 284,5 00 Total debt

Hedging Summary – Consolidated EXCO Resources, Inc. As of December 31, 2006 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl 2007 47 , 791 $ 8.73 734 $ 69.53 2008 43,140 8.63 327 62.66 2009 25 , 705 8.02 120 60 .80 2010 6,985 6.63 108 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 129,101 Total Bcfe 136,835 $ 8.42 1,289

Hedging Summary – Vernon Standalone As of December 31, 2006 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl 2007 51,100 $ 7 .35 - $ - 2008 38,430 8.16 - - 2009 32,850 7.84 - - 2010 - - - - 2011 - - - - 2012 - - - - 2013 - - - - Total 122,380 - Total Bcfe 122,380 $ 7.73

Hedging Summary – Southern Gas Standalone As of December 31, 2006 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl 2007 21,540 $ 7.70 818 $ 56.59 2008 18,300 8.14 732 59.60 2009 14,600 7.83 730 59.98 2010 - - - - 2011 - - - - 2012 - - - - 2013 - - - - Total 54,440 2,280 Total Bcfe 68,120 $ 8.26

Hedging Summary – Pro Forma Consolidated EXCO Resources, Inc. Pro Forma as of December 31, 2006 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl 2007 120,430 $ 7.96 1,552 $ 62.71 2008 99,870 8.36 1,059 60.55 2009 73,155 7.90 8 50 60.10 2010 6,985 6.63 108 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 305,920 3,569 Total Bcfe 327,334 $ 8.13

Hedging Summary – Pro Forma EXCO Pro Forma as of December 31, 2006 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl 2007 41 , 378 $ 1,467 $ . 48 2008 34,876 8.17 1,003 60.45 2009 18 , 738 7 . 52 80 3 60.05 2010 3,780 5.99 65 59.85 2011 1,825 4.51 - - 2012 1,830 4.51 - - 2013 1,825 4.51 - - Total 104,252 3,338 Total Bcfe 124,2 8 0 $ 8.07 62 7.86

Hedging Summary – Pro Forma EXCO Partners Pro Forma as of December 31, 2006 (In thousands, except prices) Gas volume Mmbtus Weighted average contract price per Mmbtu Oil volume Bbls Weighted average contract price per Bbl 2007 79,053 $ 8.01 85 $ 66.59 2008 64,994 8.46 56 62.25 2009 54,416 8.03 47 60.80 2010 3,205 7.38 43 59.85 2011 - - - - 2012 - - - - 2013 - - - - Total 201,668 231 Total Bcfe 203,054 $ 8.17

2006 Operational Overview

EXCO Resources, Inc. 2006 Review Pro forma SEC 12/31/05 Total Proved reserves, including Proved reserves based on NYMEX strip pricing as of the effective date of acquisitions closed during the quarters. SEC 12/31/06 Total Proved reserves. Total proved reserves divided by average daily sales annualized Q1 2006 Q2 2006 Q3 2006 Q4 2006 Full Year Average Daily Sales, Mmcfe/d 113.5 124.2 129.4 199.0 135.9 Total Proved Reserves, Bcfe (1) (1) (1) 1,224 (2) 1,224 (2) Reserve Life, Years (3) 16.9 24.7 Drilli ng Locations 1,674 4,340 5,100 5,100 2,424 2,487 2,719 2,719 Approximate Net Acreage 1,164,000 1,275,698 1,275,698 Well Count 6,468 7,710 8,002 8,964 8,964 5,189 6,169 6 ,449 7,395 7,395 Employees 329 391 399 471 471 Net Gross 986,500 825,000 756 Number Proved 4,428 19.5 19.7 16.1 921 891 668

EXCO Resources, Inc. December 2006 Snapshot (1) SEC 12/31/06 Total proved reserves. Total proved reserves divided by average daily sales annualized. EXCO Resources EXCO Partners Total Average Daily Sales, Mmcfe/d 94.4 106.7 20 1.1 Total Proved Reserves, Bcfe (1) 513.7 1,224 .0 Reserve Life, Years (2) 13.2 16.7 Drilling Locations 811 5,100 2,219 500 2,7 19 Approximate Net Acreage 1,121,823 1,275,698 Well Count 7,785 1,179 8,964 6,507 888 7,395 Employees 471 --- 471 Net Gross 153,875 Number Proved 4,289 20.6 710.3

Total consolidated proved reserves(1) = 1,224 Bcfe Total 3P reserves(1)(2) = 1,933 Bcfe Note: Total production as of December 2006 was approximately 200 Mmcfe/d; numbers may not add due to rounding Diversified Reserve Base 445.0 Bcfe Proved (36%) 555.6 Bcfe Total (29%) 43.1 Mmcfe/d (22%) 513.7 Bcfe Proved (42%) 865.1 Bcfe Total (45%) 106.1 Mmcfe/d (53%) 85.4 Bcfe Proved (7%) 219.3 Bcfe Total (11%) 14.7 Mmcfe/d (7%) 2.5 Bcfe Proved (<1%) 9.4 Bcfe Total (<1%) 1.3 Mmcfe/d (1%) 71.8 Bcfe Proved (6%) 122.2 Bcfe Total (4%) 7.0 Mmcfe/d (4%) 105.5 Bcfe Proved (9%) 161.6 Bcfe Total (8%) 27.8 Mmcfe/d (14%) SEC 12/31/06 Total Proved reserves, at $5.64/Mcf spot natural gas price and $60.82/Bbl spot oil price, adjusted for historical differentials. Includes Proved, Probable and Possible reserves as of 12/31/06 with $8.00/Mcf gas and $60.00/Bbl oil pricing, adjusted for historical differentials. Rockies Mid Continent Permian Basin Appalachia East Texas/North Louisiana Gulf Coast/ South TX Major Areas/Basins Major Oil and Gas Fields

2006 Drilling Activity Note: EXCO spent $194.3 million on 2006 drilling activity 2006 Drilling Program Gross Net Productive Dry Total Productive Dry Total Development wells 366 5 371 298.2 2.3 300.5 Exploratory Wells 1 1 2 0.3 0.3 0.6 Total 367 6 373 298.5 2.6 301.1

Year End Total Proved Reserves Total Growth in Reserves +177% All-In Reserve Replacement(1) +1,575% at $2.22 per Mcfe Drill-Bit Reserve Replacement(2) +187% at $2.09 per Mcfe 4th Quarter annualized organic production growth +7.3% Total change in reserves divided by production. Discoveries and extensions divided by production. Mmcfe At 12/31/05 441,962 At 12/31/06 1,223,532 Year Over Year Change 781,570 Discoveries and Extensions 92,940 Production 49,619

Vernon Acquisition Jackson Parish, LA $1.6 billion acquisition of Anadarko interests in Vernon & Ansley fields in Jackson Parish, LA Announced 12/26/06; effective date of 11/01/06 476 Bcfe of proved reserves; 432 Bcfe is proved developed ($8 gas / $60 oil pricing) 513 Bcfe of total 3P reserves Status: HSR approval obtained Due Diligence progressing Anticipate closing in March 2007

Vernon Field(1) Jackson Parish, LA Net daily production 180 Mmcfe/d Approximately 350 producing wells (96% operated) Average WI 91%, Average NRI 70% Lower Cotton Valley Bossier Formation at 12,000’ – 15,000’ 66,000 net acres Upside: Approximately 30 drilling locations – 14 Proved Plan to drill with 1-2 drilling rigs in 2007 Refrac opportunities (1) Closing anticipated in late March 2007; 11/1/06 effective date.

APC Southern Gas Package $860 million acquisition of certain Anadarko interests in the Mid-Continent, South Texas and Gulf Coast areas of Oklahoma and Texas Announced 2/2/07; effective date of 1/1/07 456 Bcfe of proved reserves (351 Bcfe in Mid-Continent) (based on $8 gas / $60 oil pricing) 308 Bcfe of proved developed (234 Bcfe in Mid-Continent) 601 Bcfe of 3P reserves (373 Bcfe in Mid-Continent) 290,000 net acres (more than 90% developed) Status: Signed PSA 2/1/07 Initiating due diligence Anticipate closing in Q2 2007

Southern Gas Package Mid-Continent, S. Texas/Gulf Coast Net daily production 103 Mmcfe/d Approximately 1,327 producing wells Producing formations include Big 4, Bromide, Springer, Morrow, Chester, Tonkawa, Red Fork, Granite Wash (Mid-Continent) and Frio, Vicksburg, Miocene, Yegua and Wilcox (S. TX/Gulf Coast) Average WI 75%, Average NRI 59% (OK) Average WI 63%, Average NRI 49% (STX/GC) 290,000 net acres (71% in Mid-Continent) Upside: Approximately 397 drilling locations – 224 Proved of which 196 are in the Mid-Continent Plan to drill with 2-3 drilling rigs in 2007

EXCO Resources, Inc. – Consolidated – As of January 2007 Pro Forma w/Vernon and Southern Gas Net Production 484.1 Mmcfe/d 445.9 Mmcf/d gas 6,368 Bbls/d oil Reserves (1) , Bcfe 2,18 1.9 ( 69% PD, 92% gas ) 3,0 11 . 3 Reserve Life (2) 12.3 years Drilling Locations 5,755 (3 , 200 proved) Approximate Net Acreage 1,632 ,000 ne t acres Well Count 10, 640 gross (86 % operated) 8, 675 net Gathering Lines 3,250 miles Pipelines 70 miles Total Proved Proved, Probable and Possible reserves as of 12/3/2006 with $8.00/Mcf gas and $60.00/Bbl oil pricing. Based upon Proved reserves as of 12/31/2006 and current net production annualized.

Total consolidated proved reserves(1) = 2,182 Bcfe Total 3P reserves(1)(2) = 3,011 Bcfe Note: Total production as of December 2006 was approximately 484 Mmcfe/d; numbers may not add due to rounding Reserve Base Pro Forma w/Vernon and Southern Gas 459.5 Bcfe Proved (21%) 568.8 Bcfe Total (19%) 45.7 Mmcfe/d (9%) 1,047.3 Bcfe Proved (48%) 1,417.1 Bcfe Total (47%) 286.7 Mmcfe/d (59%) 91.9 Bcfe Proved (4%) 225.8 Bcfe Total (7%) 16.4 Mmcfe/d (3%) 105.9 Bcfe Proved (5%) 237.4 Bcfe Total (8%) 54.3 Mmcfe/d (11%) 15.2 Bcfe Proved (1%) 31.9 Bcfe Total (1%) 3.2 Mmcfe/d (1%) 462.2 Bcfe Proved (21%) 529.9 Bcfe Total (18%) 77.8 Mmcfe/d (16%) Proved reserves as of 12/31/06 with $8.00/Mcf gas and $60.00/Bbl oil pricing, excluding Wattenberg reserves which were sold in January, 2007. Includes Proved, Probable and Possible reserves as of 12/31/2006 with $8.00/Mcf gas and $60.00/Bbl oil pricing, adjusted for historical differentials. Rockies Mid Continent Permian Basin Appalachia East Texas/North Louisiana Gulf Coast/ South TX Major Areas/Basins Major Oil and Gas Fields

2007 Capital Program w/Vernon and Southern Gas Approved budget plus APC acquisitions Drilling, Exploitation and Operations & Other Capital Drilling & Completion $346.7 MM (576 projects) Exploitation $8.2 MM (108 projects) Operations & Other $28.3 MM Midstream $11.9 MM EXCO Partners $ 215.7 MM EXCO Resources $ 179.4 MM Total $395.1 MM Excludes technology, capitalized overhead, capitalized deal cost, capitalized exploration

2007 Capital Budget and Drilling Schedule w/Vernon and Southern Gas 2007 Approved Capital budget plus APC Acquisitions is $395.1 MM $MM 346.7 8.2 28.3 11.9 $MM 70.3 109.1 203.8 11.9 Includes Vernon Includes Southern Gas 2007 Drilling Locations PUD PROB POSS TOTAL NCE (Appalachia) 228 15 28 271 EXCO Partners (1) 77 34 25 136 EXCO “Other” (2) 73 75 21 169 Total 378 124 74 576 28% 51% 3% 18% NCE (Appalachia) EXCO "Other" EXCO Partners Mid-Stream 7% 2% 3% 88% Drilling and Completion Exploitation Operations and Other Pipeline and Gathering

Questions and Answers

Non-GAAP Reconciliations Reconciliation of condensed consolidated cash flow from operating activities (Unaudited, in thousands) Predecessor Successor For the 275 day period from Jan. 1, 2005 to Oct. 2, 2005 For the 90 day period from Oct. 3, 2005 to Dec. 31, 2005 Non - GAAP combined 2005 Year end ed Dec. 31, 2006 Net cash provided by (used in) operations $(81,122) $ 8,177 $ (72,945) $ 227,659 (577) 20,231 19,654 (21,226) - GAAP measure $(81,699) $28,408 $(53,291) $206,433 Cash flow from operations before changes in working capital, non Net change in working capital

Non-GAAP Reconciliations Reconciliation of condensed consolidated cash flow from operating activities (Unaudited, in thousands) Predecessor Successor For the 2 day period from Oct . 1, 2005 to Oct. 2, 2005 For the 90 day period from Oct. 3, 2005 to Dec. 31, 2005 Fourth quarter 2005 n on - GAAP combined Quarter end ed Dec. 31, 2006 Net cash provi ded by (used in) operations $(278) $ 8,177 $ 7,899 $ 54,765 (18,604) 20,231 1 ,627 476 - GAAP measure $(18,882) $28,408 $ 9,526 $ 55,241 Cash flow from operations before changes in working capital, non Net change in working capital

Non-GAAP Reconciliations Condensed consolidated EBITDA and adjusted EBITDA reconciliations (Unaudited, in thousands) Predecessor Successor For the 275 day period from Jan. 1, 2005 to Oct. 2, 2005 For the 90 day period from Oct. 3, 2005 to Dec. 31, 2005 Non - GAAP combined 2005 Year end ed Dec. 31, 2006 $(15,184) $ 16,350 $1,166 $138,954 26,675 19,414 46,089 84,871 (63,698) 7,631 (56,067) 89,401 24,687 14,071 38,758 135,722 EBITDA (1) $ (27,520) $ 57,466 $ 29,946 $ 448,948 617 266 843 2,014 - cash change in fair value of derivative financial instruments 114,410 (21,954) 92,456 (169,241) 52,60 3 - 52,603 - 44,095 2,207 46,302 6,532 - (837) (837) (1,593) - recurring Equity Buyout options and other settlements 29,624 - 29,624 - rom discontinued operations (122,032) - (122,032) - Adjusted EBITDA (1) $91,797 $37,108 $128,905 $286,660 (26,675) (19,414) (46,089) (84,871) 63,698 (7,631) 56,067 (89,401) deferred financing costs, premium on 7¼% senior notes due 2011 and discount on long - term debt 1,320 2,381 3,701 4,733 (59,467) 15,964 (43,503) 89,401 (373) - (3 73) (89) 577 (20,231) (19,654) 21,226 (52,603) - (52,603) - - recurring Equity Buyout options and other settlements (29,624) - (29 ,624) - operations (69,772) - (69,772) - Net cash provided by (used in) operating activities $(81,122) $8,177 $(72,945) $227,659 Net cash provided by (used in) operating activities of discontinued Non Commodity price risk management contracts termination expense Changes in operating assets and liabilities Gain on disposition of property, equipment and other assets Deferred income taxes Amortization of Income tax expense (benefit) Interest expense (Income) loss f Non Equity in net income of TXOK Acquisition, Inc. Stock based compensation expense Commodity price risk management contracts termination expense Non Accretion of discount on asset retirement obligations Depreciation, depletion and amortization Income tax expense Interest expense Net income (loss)

Non-GAAP Reconciliations Condensed consolidated EBITDA and adjusted EBITDA reconciliations (Unaudited, in thousands) Predecessor Successor For the 2 day period from Oct. 1 , 2005 to Oct. 2, 2005 For the 90 day period from Oct. 3, 2005 to Dec. 31, 2005 Forth quarter 2005 n on - GAAP combined Quarter end ed Dec. 31, 2006 s) $(63,238) $16,350 $ (46,888) $ (966) 173 19,414 19,587 43,586 (9,688) 7,631 (2,057) 216 197 14,071 14,268 54,393 EBITDA (1) $ (72,556) $ 57,466 $ (15,090) $ 97,229 5 266 231 936 - cash change in fair value of derivative financial instruments - (21,954) (21,954) (4,623) 1 - 1 - 44,095 2,207 46 ,302 4,105 - (837) (837) - - recurring Equity Buyout options and other settlements 29,624 - 29,624 - rations 1 - 1 - Adjusted EBITDA (1) $ 1,170 $37,108 $ 38,278 $ 97,647 (173) (19,414) (19,587) (43,586) 9,688 (7,631) 2,057 (216) notes due 2011 and discount on long - term debt 6 2,381 2,387 228 - 15,964 15,964 216 (3,461) - (3,461) - - - - - nges in operating assets and liabilities 18,604 (20,231) (1,627) 476 (1) - (1) - - recurring Equity Buyout options and other settlements (29,624) - (29,624) - ed by (used in) operating activities of discontinued operations 3,513 - 3,513 - Net cash provided by (used in) operating activities $(278) $8,177 $ 7,899 $ 54,765 Net cash provid Non Commodity price risk management contracts termination expense Cha Gain on disposition of property, equipment and other assets Foreign currency transaction loss Deferred income taxes Amortization of deferred financing costs, premium on 7¼% senior Income tax expense (benefit) Interest expense (Income) loss from discontinued ope Non Equity in net income of TXOK Acquisition, Inc. Stock based compensation expense Commodity price risk management contracts termination expense Non Accretion of discount on asset retirement obligations Depreciation, depletion and amortization Income tax expense Interest expense Net income (los

Non-GAAP Reconciliations Condensed consolidated EBITDA and adjusted EBITDA reconciliations (1) Earnings before interest, taxes, depreciation, depletion and amortization, or “EBITDA” represents net income adjusted to exclude interest expense, income taxes, depreciation, depletion and amortization. “Adjusted EBITDA” represents EBITDA adjusted to exclude accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivative financial instruments, derivative financial instruments termination expense, stock based compensation expense, equity in net income of TXOK Acquisition, Inc., and income from discontinued operations. We have presented Adjusted EBITDA because it is the financial measure that is used in covenant calculations required under our credit agreement and compliance with the liquidity and debt incurrence covenants included in this agreement is considered material to us. Our computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others. EBITDA and Adjusted EBITDA are measures that are not prescribed by generally accepted accounting principles, or GAAP. EBITDA and Adjusted EBITDA specifically exclude changes in working capital, capital expenditures and other items that are set forth on a cash flow statement presentation of a company’s operating, investing and financing activities. As such, we encourage investors not to use these measures as substitutes for the determination of net income, net cash provided by operating activities or other similar GAAP measures.